SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 21, 2004

Hyperion Solutions Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26934	77-0277772

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1344 Crossman Avenue
Sunnyvale, California 94089

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 744-9500

(Former Name or Former Address, if changed since last Report)

Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events and Required FD Disclosure

     On July 21, 2004, Hyperion Solutions Corporation, a Delaware corporation (“Hyperion”) issued a press release announcing the appointment of Jeffrey Rodek as Executive Chairman and Godfrey Sullivan as President and Chief Executive Officer. Attached hereto as Exhibit 99.2 and incorporated by reference herein is a copy of such July 21, 2004 press release.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 99.1	Press release dated July 21, 2004
Exhibit 99.2	Press release dated July 21, 2004

Item 12. Results of Operations and Financial Condition.

On July 21, 2004, Hyperion issued a press release announcing its financial results for the fourth fiscal quarter and the fiscal year ended June 30, 2004. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of such July 21, 2004 press release.

Limitation on Incorporation by Reference

In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this report, including exhibits, furnished pursuant to Item 12 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

HYPERION SOLUTIONS CORPORATION
	By:	/s/ DAVID W. ODELL
David W. Odell
Date: July 21, 2004		Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press release dated July 21, 2004
Exhibit 99.2	Press release dated July 21, 2004